ASSIGNMENT AND ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

     THAT NADS ACQUISITION CORP. (Formerly, THE CERTO GROUP, INC.) a Delaware corporation (the "Seller"), as of August 19, 2005, for and in consideration of the assumption by NATIONAL DIVERSIFIED SERVICES, INC. (the "Buyer") of all rights and obligations of the Seller pursuant to that certain Standby Equity Distribution Agreement dated April 28, 2005 between the Seller and Cornell Capital Partners, LP and the agreements related to the Standby Equity Distribution Agreement, that certain Security Agreement (the "Security Agreement") dated as of April 28, 2005, by and between the Seller and MONTGOMERY EQUITY PARTNERS, LTD (the "Investor"), and all promissory notes ("Promissory Notes") and other agreements executed or delivered in connection therewith, including, without limitation, the promissory note in the principal amount of $600,000 issued to the Investor by the Seller on April 28, 2005 (collectively, the "Certo Rights and Obligations"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has:

     GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto the Buyer, all right, title and interest of Seller in and to the Certo Rights and Obligations. The Seller shall not be released from any of the Obligations owed to the Investor under the Security Agreement and the Promissory Notes.


     TO HAVE AND TO HOLD, the Certo Rigths and Obligations and all such other property as is hereinabove described unto Buyer and Buyer's successors, legal representatives and assigns, forever.

     AND Seller does covenant to and with Buyer that it is the lawful owner of the rights contained in the Certo Rights and Obligations, that they are free from all liens and encumbrances, that it has good right to sell the same, that it will defend the same from the claims of all others, and that it has not previously assigned, conveyed or transferred any Certo Rights and Obligations.

     Within five (5) business days after Buyer's request, Seller shall execute and deliver to Buyer or any designee of Buyer any and all such further documents as Buyer may reasonably require to effectuate the transfer, assignment and conveyance contemplated hereby, including without limitation, any and all documents required by any governmental entity or any third party.

     By its execution hereof, Buyer hereby accepts the transfer, assignment and conveyance of the Certo Rights and Obligations and expressly assumes all of the Certo Rights and Obligations as if the Buyer had been the original signatory to the Security Agreement, Promissory Notes and all agreements executed or delivered in connection therewith.

     Section 12.4(c)(ii) of the Standby Equity Distribution Agreement shall be deleted in its entirety and replaced with the following:

     (ii) The Company shall issue to the Investor a convertible compensation debenture in the amount of Nine Hundred Ninety Thousand Dollars ($990,000) which shall be convertible into shares of common stock of National Diversified Services, Inc (the "Investor's Shares") at a conversion price equal to post split price of $0.80 per share.


All of the covenants, terms and conditions set forth herein shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors, personal and legal representatives, heirs, devisees and assigns.



                            SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date first above written.

                                     Seller:

                                     NADS ACQUISITION CORP.
                                     (FORMERLY, THE CERTO GROUP, INC.)

                                     By:  /s/ Dominic Certo
                                        -------------------
                                     Name:  Dominic Certo
                                     Title: Chief Executive Officer

                                     Buyer:
                                     NATIONAL DIVERSIFIED SERVICES, INC.

                                     By:  /s/ Dominic Certo
                                        -------------------
                                     Name:  Dominic Certo
                                     Title: Chief Executive Officer



MONTGOMERY EQUITY PARTNERS, LTD.

By:  Yorkville Advisors, LLC
Its: General Partner

By:  /s/ Mark Angelo
   -----------------
Name:  Mark Angelo
Title: Portfolio Manager


CORNELL CAPITAL PARTNERS, LP

By:  Yorkville Advisors, LLC
Its: General Partner

By:  /s/ Mark Angelo
   -----------------
Name:  Mark Angelo
Title: Portfolio Manager